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                                 HONDA LEASE TRUST

                                HONDA TITLING A L.P.

                                        and

                               HONDA TITLING B L.P.,
                                as UTI Beneficiaries

                                        and

                        AMERICAN HONDA FINANCE CORPORATION,
                                    as Servicer

                              ________________________

                                SERVICING AGREEMENT

                             Dated as of April 1, 1998

                              ________________________



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                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions........................................................1
Section 1.02.  Interpretation.....................................................9

                                   ARTICLE TWO

                     ADMINISTRATION AND SERVICING OF LEASES

Section 2.01.  Duties of Servicer................................................10
Section 2.02.  Records...........................................................11
Section 2.03.  Certificates of Title.............................................12
Section 2.04.  Initial Funding of Payments to Dealers............................13
Section 2.05.  Servicer's Repurchase Obligations.................................13
Section 2.06.  Collections; Accounts.............................................15
Section 2.07.  Security Deposits.................................................21
Section 2.08.  Servicing Compensation............................................21
Section 2.09.  Servicer Advances and Servicer Reimbursement......................21
Section 2.10.  Repossession and Sale of Leased Vehicles..........................22
Section 2.11.  Servicer to Act on Behalf of Trustee..............................23
Section 2.12.  Third Party Claims................................................24
Section 2.13.  Fidelity Bond; Insurance..........................................24
Section 2.14.  Servicer Not to Resign; Assignment................................25
Section 2.15.  Merger............................................................26
Section 2.16.  Limitation on Liability of Servicer...............................27

                                  ARTICLE THREE

                             STATEMENTS AND REPORTS

Section 3.01.  Reporting by the Servicer; Delivery of Certain Documentation......27
Section 3.02.  Accountants' Reports..............................................28
Section 3.03.  Annual Officer's Certificate......................................28

                                  ARTICLE FOUR

                           SERVICER TERMINATION EVENTS

Section 4.01.  Servicer Termination Events; Termination of Servicer..............28
Section 4.02.  No Effect on Other Parties........................................31
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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                                  ARTICLE FIVE

                     SERVICER REPRESENTATIONS AND WARRANTIES

Section 5.01.  Representations and Warranties....................................32

                                   ARTICLE SIX

                                  MISCELLANEOUS

Section 6.01.  Termination of Agreement..........................................33
Section 6.02.  Amendment.........................................................34
Section 6.03.  Governing Law.....................................................34
Section 6.04.  Relationship of this Agreement to Other Trust Documents...........34
Section 6.05.  Notices...........................................................34
Section 6.06.  Severability of Provisions........................................35
Section 6.07.  Inspection and Audit Rights.......................................35
Section 6.08.  Binding Effect....................................................35
Section 6.09.  Table of Contents and Headings....................................35
Section 6.10.  Counterparts......................................................35
Section 6.11.  Further Assurances................................................36
Section 6.12.  Third-Party Beneficiaries.........................................36
Section 6.13.  No Waiver; Cumulative Remedies....................................36
Section 6.14.  No Petition.......................................................36
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                                    SCHEDULES

Schedule I - Lease Document Locations .....................................SI-1

                                    EXHIBITS

Exhibit A - Leased Vehicle Power of Attorney ...............................A-1

Exhibit B - Filings Power of Attorney ......................................B-1
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                                     iii

                                SERVICING AGREEMENT

       This Servicing Agreement, dated as of April 1, 1998, is among Honda Lease Trust, a Delaware business trust (the "Trust"), Honda Titling A L.P., a Delaware limited partnership ("HTA LP"), and Honda Titling B L.P., a Delaware limited partnership ("HTB LP"), as initial beneficiaries of the Trust (the "UTI Beneficiaries"), and American Honda Finance Corporation, a California corporation, as servicer (the "Servicer").

                                      RECITALS

       WHEREAS, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, HVT, Inc., a Delaware corporation, as trustee of the Trust (the "Trustee"), Delaware Trust Capital Management, Inc., as Delaware trustee (the "Delaware Trustee") and, for certain limited purposes set forth therein, U.S. Bank National Association, as trust agent (the "Trust Agent"), have entered into the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (as supplemented, amended or restated from time to time, the "Trust Agreement"), pursuant to which the purposes of the Trust are, among other things, to take assignments and conveyances of, and hold in trust and deal in, various Trust Assets (as such term is defined in the Trust Agreement);

       WHEREAS, the Trust will be comprised of a UTI and one or more SUBIs (as such terms are defined in the Trust Agreement), each of which will constitute a separate series of the Trust under Delaware law, and each of which will have allocated to it certain specified Trust Assets;

       WHEREAS, the parties desire to enter into this Agreement to provide for, among other things, the servicing of the Trust Assets by the Servicer; and

       WHEREAS, the parties acknowledge that, in connection with, among other things, the creation of SUBIs, it may be necessary or desirable to enter into supplemental agreements hereto, providing for specific servicing obligations in connection therewith.

       NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE ONE

                                     DEFINITIONS

       Section 1.01. DEFINITIONS. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement. Whenever used in this Agreement, unless the context otherwise requires, the following words and phrases shall have the following meanings:

       "ACCOUNTANT" means a Person qualified to pass upon accounting questions, whether or not such Person shall be an officer or employee of a Beneficiary, the Servicer or any of their respective Affiliates (unless otherwise required to be Independent and such status would invalidate qualification as Independent).

       "ADDITIONAL LOSS AMOUNT" means, with respect to any Collection Period and the UTI or any SUBI, all payments (including any payments in respect of indemnification or reimbursement of the Trustee or any Trust Agent) with respect to Liabilities to Persons other than the Trust, the Trustee, the Trust Agent, the Servicer or any Holder against or with respect to the UTI or the related SUBI, as applicable, paid during such Collection Period, including reasonable fees and expenses of attorneys incurred in defending or settling such Liabilities, all as allocated pursuant to Section 3.08(b) of the Trust Agreement, and the amount of reserves for such future possible payments that the Servicer, on behalf of the Trustee, deems advisable to retain in the related Collection Account out of monies that would otherwise constitute Collections for such Collection Period.

       "ADVANCE" means any advance of all or a portion of a Monthly Payment that the Servicer may be required to make pursuant to an applicable Servicing Supplement.

       "AGREEMENT" means this Servicing Agreement, as supplemented or amended from time to time by a particular Servicing Supplement or all Servicing Supplements, as the context may require.

       "AHFC" means American Honda Finance Corporation, a California corporation, and its successors and assigns.

       "BOARD OF DIRECTORS" means, with respect to any Person (which, in the case of a partnership, shall be its managing general partner or, if there is no managing general partner, any general partner), either its Board of Directors or any duly authorized committee of such Board of Directors.

       "BOARD RESOLUTION" means, with respect to any Person (which, in the case of a partnership, shall be its managing general partner or, if there is no managing general partner, any general partner thereof), a copy of a resolution certified by its Secretary or an Assistant Secretary to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and delivered to the entity to which such resolution is required to be delivered.

       "CHARGED-OFF LEASE" means a Lease (i) with respect to which the related Leased Vehicle has been repossessed and sold or otherwise disposed of or (ii) which has been written off by the Servicer in accordance with its usual standards for writing off lease contracts for leased vehicles other than with respect to repossessions.

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "COLLECTION ACCOUNT BALANCE" means, with respect to each Collection Account, as of any date, the balance on deposit in such Collection Account as of the close of business on the immediately preceding day.

       "COLLECTIONS" means, with respect to any Collection Period and Sub-Trust, all collections received on or with respect to the Leases and Leased Vehicles allocated to such Sub-Trust in respect of such Collection Period, including the following: (i) Monthly Payments (including amounts that previously were Payments Ahead but which became due during such Collection Period), Prepayments (other than Payments Ahead), Extension Fees, Excess Mileage Fees and any other payments under a related Lease; (ii) Net Matured Leased Vehicle Proceeds, Net Repossession Proceeds and all other Net Liquidation Proceeds;
(iii) any Net Insurance Proceeds not included in Net Liquidation Proceeds; and
(iv) Advances. Notwithstanding the foregoing, Collections shall not include and shall be net of the following, which shall be retained in the related Collection Account or paid to the appropriate Persons as directed by the Servicer: (A) Administrative Charges other than Extension Fees and Excess Mileage Fees; (B) Payments Ahead; (C) to the extent not otherwise covered in clauses (i) through
(iv) above, the amount of Advances, Liquidation Expenses (including Matured Leased Vehicle Expenses) and Insurance Expenses to be reimbursed on the related Deposit Date pursuant to Section 2.06(e)(v)(B); and (D) Additional Loss Amounts.

       "CONTINGENT AND EXCESS LIABILITY INSURANCE POLICY" means that certain policy numbered ISA H0097985-5, issued to the Servicer and the Trustee, on behalf of the Trust, by Indemnity Insurance Company of North America (CIGNA) and that certain policy numbered 9857829613 issued to the Servicer and the Trustee, on behalf of the Trust, by Tokio Marine & Fire Ins. Co., LTD., plus all contingent, excess or umbrella policies from time to time issued with the Trustee or the Trust named as an additional insured or loss payee, in each case to the extent applicable to any Lease or Leased Vehicle and, in each case, all replacement or successor policies.

       "DEFAULTED LEASE" means any Lease with respect to which (i) the Lessee has failed to make all or part of one or more Monthly Payments and (ii) the Servicer has determined that no satisfactory arrangements can be made for the collection of the delinquent payments.

       "DEFAULTED VEHICLE" means the Leased Vehicle related to a Defaulted
Lease.

       "DEPOSIT DATE" means, with respect to a Collection Period and the UTI or any SUBI, (i) if no Rated Securities related to such Sub-Trust are outstanding, the related Distribution Date or (ii) if any Rated Securities related to such Sub-Trust are outstanding, the Business Day immediately preceding such Distribution Date.

       "DISCOUNT RATE" means, with respect to any Lease, such rate as is so specified in the related Servicing Supplement and, if no such rate is specified, 0% (i.e., there shall be no Discount Rate).

       "DISCOUNTED LEASE" means a Lease with a Lease Rate of less than the Specified Lease Rate.

       "DISCOUNTED PRINCIPAL BALANCE" means, with respect to any Lease as of any date, if such Lease (i) is a Discounted Lease, an amount equal to the present value of the sum of (A) all remaining Monthly Payments, calculated assuming that such Monthly Payments will be paid on a timely basis and (B) the Residual Value, in each case calculated by discounting such sum by the Discount Rate, and (ii) is not a Discounted Lease, its Adjusted Lease Balance.

       "DISPOSED MATURED LEASED VEHICLE" means, with respect to any Collection Period, a Matured Leased Vehicle sold or otherwise disposed of from Matured Leased Vehicle Inventory during such Collection Period.

       "DISTRIBUTION ACCOUNT" means such account or accounts as may be established pursuant to a Supplement, Servicing Supplement or related Securitization Documents into which distributions to holders of Securities are required to be deposited.

       "DISTRIBUTION DATE" means, with respect to any Sub-Trust and Collection Period, the day so designated in the related Supplement or Servicing Supplement, and if no day is so designated, the 20th day of the immediately succeeding Collection Period, or, if such day is not a Business Day, the immediately succeeding Business Day.

       "DRAFT ACCOUNT" means Account No. 3857-4448, denominated "Draft Account-Controlled Distribution", located at Citibank, N.A., One Penn's Way, New Castle, Delaware 19720, Account No. 323-077579, denominated "Draft Account/ACH Dealer Funding", located at Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, or any other such account identified as such from time to time by the Servicer.

       "EXCESS FUNDS" means, with respect to any Sub-Trust as of any date of determination, (i) the amount so designated in a related Servicing Supplement, or (ii) if no amount is so designated, the amount on deposit in the related Collection Account in excess of the sum of (A) the Required Collection Account Balance and (B) reasonable reserves for anticipated Liabilities or other obligations required to be paid from such Collection Account pursuant to this Agreement or any related Supplement or Servicing Supplement.

       "FILINGS" has the meaning set forth in Section 2.11(b).

       "FILINGS POWER OF ATTORNEY" means a power of attorney granted by the Trustee on behalf of the Trust to the Servicer pursuant to Section 2.11(b), substantially in the form of Exhibit B.

       "FINAL SCHEDULED DISTRIBUTION DATE" means, with respect to any Sub-Trust, any date so designated in the related Supplement or Servicing Supplement, and, if no date is so designated, there will be no Final Scheduled Distribution Date for such Sub-Trust.

       "FORCE MAJEURE EVENT" means an act beyond the Servicer's reasonable control, including an act of God, war, vandalism or sabotage; rioting, accidents, fires, floods, earthquakes, hurricanes, strikes, labor disputes, mechanical breakdowns, shortages or delays in obtaining suitable parts, equipment, material, labor or transportation; acts of subcontractors; interruption of utility services, acts of any unit of government or governmental agency; or any similar or dissimilar cause.

       "HTA LP" has the meaning set forth in the Preamble.

       "HTB LP" has the meaning set forth in the Preamble.

       "INDEPENDENT", when used with respect to any Accountant, means such an Accountant, who may also be the Accountant who audits a Beneficiary, AHFC, the Servicer or any of their respective Affiliates, who is Independent with respect to such entity as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Accountant's opinion or certificate shall be furnished to the Trust or the Trustee, the Accountant shall be acceptable to the Trustee if such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

       "INSURANCE EXPENSES" means any Insurance Proceeds (i) applied to the repair of the related Leased Vehicle, (ii) released to the related Lessee in accordance with applicable law or the customary servicing procedures of the Servicer or (iii) representing other related expenses incurred by the Servicer not otherwise included in Liquidation Expenses and recoverable by the Servicer under this Agreement.

       "LEASE DOCUMENTS" means, with respect to each Lease, (i) the fully executed Lease, (ii) documents evidencing or relating to any Insurance Policy covering such Lease or the related Leased Vehicle or Lessee, (iii) a copy of the application or application information of the related Lessee and all factory invoices, financial statements and credit reports pertaining to such Lessee and any Dealer purchase documentation, including any odometer statements required by applicable law, (iv) the Certificate of Title (or application therefor if the Certificate of Title has not yet been issued by the related Registrar of Titles) or such other documents, if any, that the Servicer keeps on file in accordance with its customary practices indicating that title to the related Leased Vehicle is in the name of the Trust or the Trustee on behalf of the Trust and noting thereon any Administrative Lien and (v) any and all other documents that the Servicer keeps on file in accordance with its customary practices relating to such Lease or the related Leased Vehicle or Lessee, including any written agreements modifying such Lease (including any extension agreements).

       "LEASE RATE" means, with respect to each Lease, the implicit rate, calculated on the basis of an annual percentage rate, included in the calculation of the Monthly Payment due with respect to such Lease.

       "LEASE REPRESENTATION DATES" means, with respect to each Lease, the date of origination of such Lease and the date such Lease is assigned to the Trust.

       "LEASED VEHICLE POWER OF ATTORNEY" means a power of attorney granted by the Trustee (or a Co-Trustee) on behalf of the Trust to the Servicer pursuant to
Section 2.10(b), substantially in the form of Exhibit A.

       "LIQUIDATION EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any Lease, including expenses of any collection effort (whether or not resulting in a lawsuit against the Lessee under such Lease) or other expenses incurred prior to repossession or return of the Leased Vehicle, expenses incurred in connection with making claims under any related Insurance Policy and expenses incurred in connection with making claims for any Liquidation Expenses.

       "LONG-TERM MATURED LEASED VEHICLE INVENTORY" means, with respect to a Collection Period, each Leased Vehicle included in Matured Leased Vehicle Inventory as of the last day of such Collection Period that remained unsold and not otherwise disposed of for at least two full Collection Periods.

       "MATURED LEASE" means any Lease that has reached its Maturity Date and as to which all Monthly Payments and other payments due from the Lessee thereunder have been paid.

       "MATURED LEASED VEHICLE" as of any date means any Leased Vehicle the related Lease of which has reached its Maturity Date, which Leased Vehicle has been returned to the Servicer.

       "MATURED LEASED VEHICLE EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale or other disposition of a Leased Vehicle included in Matured Leased Vehicle Inventory, including expenses incurred in connection with making claims for any Matured Leased Vehicle Expenses.

       "MATURED LEASED VEHICLE INVENTORY" means, as of any date, all Matured Leased Vehicles that have not yet been sold or otherwise disposed of by the Servicer pursuant to this Agreement.

       "MATURED LEASED VEHICLE PROCEEDS" means gross amounts received by the Servicer or the Trustee, on behalf of the Trust, in each case in connection with the sale or other disposition of a Leased Vehicle included in Matured Leased Vehicle Inventory (including any Excess Mileage Fees, Residual Subvention Payments or proceeds from the Residual Value Insurance Policy).

       "MONTHLY RATE SUBVENTION PAYMENT" means, with respect to any Rate Subvened Lease, the difference between the Monthly Payment that would be due during the related Collection Period if the Lease Rate were the Subvened Rate and the Monthly Payment that is actually due during the related Collection Period.

       "MONTHLY REMITTANCE CONDITIONS" has the meaning set forth in Section 2.06(f).

       "NET INSURANCE PROCEEDS" means Insurance Proceeds net of related Insurance Expenses.

       "NET LIQUIDATION PROCEEDS" means Liquidation Proceeds net of related Liquidation Expenses.

       "NET MATURED LEASED VEHICLE PROCEEDS" means Matured Leased Vehicle Proceeds less Matured Leased Vehicle Expenses.

       "NET REPOSSESSION PROCEEDS" means Repossession Proceeds less Repossession Expenses.

       "OPERATING EXPENSES" means, for any period, the sum of all Servicing Fees, Reimbursable Servicer Expenses and Trust Expenses incurred during or with respect to such period.

       "OTHER PROCEEDS" means monies arising from the sale, exchange, lease, collection or other disposition of lease contracts, leased vehicles or other receivables (other than the Leases and Leased Vehicles) that the Servicer is servicing.

       "PAYAHEAD BALANCE" means, with respect to any Lease on any Business Day, the sum of all Payments Ahead received by the Servicer with respect to such Lease, reduced by the amount of such Payments Ahead that have been deposited into the related Collection Account pursuant to Section 2.06(c)(iv)(B) and 2.06(e)(i).

       "PAYAHEAD CREDIT" means, as of any Deposit Date, with respect to any Lease as to which the related Lessee has failed to remit all or a portion of the Monthly Payment for the related Collection Period, an amount equal to the lesser of (i) the portion of the Monthly Payment not received and (ii) the Payahead Balance.

       "PAYMENT INFORMATION" has the meaning set forth in Section 2.06(c)(i).

       "POOL BALANCE" means, as of any date with respect to a Sub-Trust, the Adjusted Lease Balances of all related Leases at such date.

       "PREPAYMENT" means payment to the Servicer of (i) 100% of the Adjusted Lease Balance of a Lease (exclusive of any Lease referred to in the definition of the term "Charged-Off Lease") prior to the Maturity Date thereof, including any related payment of lease charge or interest, or (ii) payment of the Repurchase Amount pursuant to Section 2.05(b) or 2.05(c).

       "PRINCIPAL SERVICE FACILITY" means the principal servicing facility of the Servicer, located, as of the date hereof, at 700 Van Ness Avenue, Torrance, California 90501 or such other address as specified by the Servicer in writing to the other parties hereto.

       "RATE SUBVENED LEASE" means any Lease with respect to which Rate Subvention Funds have been deposited to a Rate Subvention Account.

       "RATE SUBVENTION ACCOUNT" means an account designated as such and established by the Trustee with respect to the UTI or a SUBI pursuant to a Supplement.

       "RATE SUBVENTION FUNDS" means payments made by any Person to the Trust designated as such to fund an increase to the Subvened Rate of the implicit rate related to a Lease.

       "REIMBURSABLE SERVICER EXPENSE" means an amount advanced by the Servicer to pay costs or expenses associated with a Proceeding pursuant to Section 2.01(c) or 2.16(b) hereof or Section 6.04(b) of the Trust Agreement or to pay fees or expenses of the Trustee and all Co-Trustees pursuant to Section 5.13 of the Trust Agreement. Reimbursable Servicer Expenses do not include Insurance Expenses or Liquidation Expenses for which the Servicer may seek reimbursement as described in Section 2.09(c) hereof

       "REPOSSESSION EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale or other disposition of a Leased Vehicle that has been repossessed by the Servicer or has been returned to the Servicer for sale or other disposition, other than for inclusion in Matured Leased Vehicle Inventory, including reasonable expenses incurred in connection with making claims for Repossession Expenses.

       "REPOSSESSION PROCEEDS" means gross amounts received by the Servicer or the Trustee (before reimbursement for Repossession Expenses) in connection with the sale or other disposition of a Leased Vehicle that has been repossessed by the Servicer or has been returned to the Servicer for sale or other disposition in connection with a Prepayment of the related Lease.

       "REPURCHASE AMOUNT" means, with respect to any Lease required to be repurchased by the Servicer or reallocated to the UTI pursuant to Section 2.05(b) or 2.05(c), except as otherwise provided in Section 2.05(b), the Discounted Principal Balance of such Lease as of the Deposit Date related to the Collection Period in which the 60 day cure period ended, plus an amount equal to the imputed interest, or lease charge, portion of any Monthly Payments with respect thereto, at the related Lease Rate, that was delinquent as of the end of such Collection Period.

       "REQUIRED COLLECTION ACCOUNT BALANCE" means, with respect to each Collection Account as of the last day of a Collection Period, an amount equal to the related Sub-Trust's share of all accrued but unpaid Operating Expenses as of such date.

       "REQUIRED RELATED HOLDERS" means, with respect to (i) the UTI, the UTI Beneficiaries, and (ii) any SUBI, the Holders of SUBI Certificates representing beneficial ownership of 51% of the aggregate Cash Value of the related SUBI Assets (excluding for the purpose of calculations with respect to SUBIs all SUBI Certificates held by the UTI Beneficiaries, the Related Beneficiary, the Servicer or any Affiliate thereof).

       "REQUIRED SERVICER RATING" means, with respect to each Sub-Trust, the rating or ratings so designated in the related Servicing Supplement.

       "RESIDUAL SUBVENTION ACCOUNT" means an account designated as such and established by the Trustee with respect to the UTI or a SUBI pursuant to a Supplement.

       "RESIDUAL SUBVENTION FUNDS" means payments made by any Person to the Trust designated as such in order to fund a portion of the Residual Value of a Leased Vehicle.

       "RESIDUAL SUBVENTION PAYMENT" means, with respect to any Collection Period, an amount equal to (i) with respect to each Disposed Matured Leased Vehicle, the lesser of (A) the related Residual Subvention Funds and (B) the amount, if any, by which the Residual Value exceeds Net Matured Leased Vehicle Proceeds (calculated without including the Residual Subvention Payment); (ii) with respect to Long-Term Matured Leased Vehicle Inventory with respect to which such a transfer has not previously been made, the related Residual Subvention Funds; and (iii) with respect to any other Leased Vehicle, the related Lease of which has been terminated early, the related Residual Subvention Funds.

       "RESIDUAL VALUE INSURANCE POLICY" means that certain Residual Value Insurance Policy number 7180123 issued on November 1, 1993 by Agricultural Excess & Surplus Insurance Company, in favor of AHFC and others, and all replacement or successor policies related to Trust Assets.

       "SERVICER" means AHFC, in its capacity as servicer under this Agreement, and each Person succeeding to the duties of the Servicer hereunder (in whole or with respect to one or more Sub-Trusts) pursuant to Section 2.15(b) or 4.01(b).

       "SERVICER ADVANCE" means any payment made by the Servicer (i) into a Draft Account pursuant to Section 2.04(b) or (ii) to advance Reimbursable Servicer Expenses pursuant to Section 2.09(a).

       "SERVICER LETTER OF CREDIT" means an irrevocable letter of credit, surety bond, insurance policy or deposit of cash or securities acceptable to each Rating Agency or meeting such other requirements as may be set forth in a Supplement or Servicing Supplement, providing that the Trustee may draw thereon in the event that the Servicer fails to deposit collections into the applicable Collection Account when required under this Agreement and the related Servicing Supplement.

       "SERVICER REIMBURSEMENT" shall have the meaning set forth in Section 2.06(e)(v)(B).

       "SERVICER REPRESENTATION DATES" means, with respect to (i) the UTI, the Effective Date, and (ii) any SUBI, the date of the applicable SUBI Servicing Supplement.

       "SERVICER TERMINATION EVENT" has the meaning set forth in Section 4.01.

       "SERVICING FEE" means the fee payable on each Distribution Date with respect to the related Collection Period equal to, with respect to (i) the UTI, one twelfth of the product of 1.00% and the Pool Balance as of the first day of such Collection Period, and (ii) a SUBI, the amount so designated in the related SUBI Servicing Supplement.

       "SPECIFIED LEASE RATE" means, with respect to any Sub-Trust, the rate specified as such in the related Servicing Agreement, and if no rate is so specified, there will be no Specified Lease Rate for the related Sub-Trust.

       "SUBVENED RATE" means, with respect to each Subvened Lease, the increased implicit lease rate specified by the Servicer at the time Rate Subvention Funds related to such Lease are deposited to the Rate Subvention Account.

       "SUBVENTION FUNDS" means Rate Subvention Funds, Residual Subvention Funds or any other payments made by a Person to the Trust designated as such to fund a portion of the payments made related to a Lease or a Leased Vehicle.

       "TRUST" has the meaning set forth in the Preamble.

       "TRUST AGENT" initially means U.S. Bank National Association, a national banking association, and its successors, if any, appointed pursuant to the Trust Agreement.

       "TRUST AGREEMENT" has the meaning set forth in the Recitals.

       Section 1.02. INTERPRETATION. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,
(i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to a section such as "Section 1.01" or an

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

article such as "Article Five" shall refer to the applicable Section or Article of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC and (viii) the phrase "Trustee on behalf of the Trust," or words of similar import, shall, to the extent required to effectuate the appointment of any Co-Trustee pursuant to the Trust Agreement, be deemed to refer to the Trustee (or such Co-Trustee) on behalf of the Trust.

                                     ARTICLE TWO

                        ADMINISTRATION AND SERVICING OF LEASES

       Section 2.01.  DUTIES OF SERVICER.

       (a) The Servicer shall service, administer and collect under the Leases and in respect of the Leased Vehicles in accordance with this Agreement and shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such servicing, administration and collection that it may reasonably deem necessary or desirable in the interest of the Trust. The duties of the Servicer shall include, among other things, in accordance with this Agreement, the Trust Agreement and any applicable Supplement or Servicing Supplement, (i) performing on behalf of the Trust all obligations on the part of the Lessor under the Leases, (ii) collecting and processing payments, responding to inquiries of Lessees, investigating delinquencies, sending payment statements and reporting tax information to Lessees, paying costs of the sale or other disposition of Leased Vehicles related to Defaulted Leases and paying all state and local personal property, use, excise and sales taxes on the Leased Vehicles as and when such taxes become due, (iii) negotiating with the Lessees of Leases nearing their respective Maturity Dates and arranging for the extension of the related Lease or the sale (to the Lessee, a Dealer or any other Person) or other disposition of the related Leased Vehicle in accordance with the Servicer's customary practices, (iv) executing and delivering, in its own name or in the name of the Trust or the Trustee on behalf of the Trust, any and all instruments, certificates or other documents necessary or advisable in connection with servicing, administering and collecting under the Leases and in respect of the Leased Vehicles, including (A) bills of sale, (B) applications for or duplicates of Certificates of Title in the name of the Trust or the Trustee on behalf of the Trust, applications for registrations of Leased Vehicles or license plates, applications for transfers of Certificates of Title or registrations for Leased Vehicles or license plates and any instruments, certificates or other documents which the Servicer deems necessary or advisable to record, maintain or release title to or registration of Leased Vehicles in the manner contemplated hereby, and (C) consents, amendments, extensions or modifications to any of the Leases and all other similar instruments, (v) servicing the Leases, including (A) accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, (B) making Advances, (C) generating federal and state tax information and returns on behalf of the Trust, (D) administering audits for sales, (E) filing periodic sales and use tax or property (real or personal) tax reports and (F) creating, maintaining and amending the Schedule of Leases and Leased Vehicles, (vi) in connection with the creation of each SUBI, delivering to the Trustee a revised Schedule of Leases and Leased Vehicles that is current as of a date not more than ten days prior to the date of such delivery and (vii) applying for and maintaining the licenses, permits and authorizations and making the filings described in Section 5.01(c) of the Trust Agreement.

       (b) The Servicer agrees that the servicing, administering and collecting of the Leases and the Leased Vehicles shall be carried out with reasonable care, using that degree of skill and attention as is consistent with customary and usual procedures employed by servicers in connection with the servicing of automobile, sport utility vehicle, minivan or light duty truck leases. The Servicer may retain subservicers or agents to assist the Servicer in performing its servicing functions; provided, however, that any delegation of duties to any subservicer or agent shall not relieve the Servicer of any of its obligations hereunder. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing, administration and collection duties hereunder.

       (c) The Servicer is authorized, in its own name, in the name of the Trust or in the name of the Trustee on behalf of the Trust, to commence, defend against or otherwise participate in a Proceeding relating to or involving the protection or enforcement of the interests of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in any Lease, Leased Vehicle or other Trust Asset. If the Servicer shall commence, defend against or otherwise participate in a Proceeding in its own name or in the name of the Trust or the Trustee on behalf of the Trust, each relevant Holder or Beneficiary shall thereupon be deemed to have automatically assigned its interest in (including legal title to) the related Lease, Leased Vehicle or other Trust Asset, as applicable, to the Servicer to the extent necessary for the purposes of such Proceeding. If in any Proceeding it is held that the Servicer may not enforce the rights of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in a Lease, Leased Vehicle or other Trust Asset on the grounds that it is not the real party in interest or a holder entitled to enforce the Lease or other relevant document or instrument, the Trustee shall, at the direction of the Servicer, take steps to enforce the interest of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in such Lease, Leased Vehicle or other Trust Asset including bringing suit in its name or in the name of the Related Beneficiary or related Holders. The Servicer shall make a Servicing Advance to pay, either directly or by making a deposit to the appropriate Collection Account for use by the Trustee, the costs and expenses associated with any Proceeding pursuant to this Section 2.01(c). Such costs and expenses shall constitute Reimbursable Servicer Expenses.

       Section 2.02.  RECORDS.

       (a) The Servicer shall maintain or cause to be maintained such computer and manual records with respect to all funds and other receipts with respect to the Trust Assets as are consistent with the customary servicing procedures of the Servicer.

       (b) The Servicer, in its capacity as custodian, shall hold the Lease Documents or cause the Lease Documents to be held on behalf of the Trust for the use and benefit of the Trust and all present and future Holders and Beneficiaries and maintain accurate and complete accounts, records and computer systems pertaining to the Lease Documents and relating directly to or maintained in connection with the servicing of the Leases. Such accounts, records and computer systems shall identify the UTI or applicable SUBI to which each Lease, Leased Vehicle or other Trust Asset is allocated and reflect the interest of the Related Beneficiary therein. The Lease Documents and related accounts, records and computer systems need not be physically segregated from leases, vehicle information and related documentation for other leases or vehicles serviced or owned by the Servicer. The Servicer shall conduct, or cause to be conducted, periodic examinations of the files for all leases owned or serviced by it, which shall include the Lease
Documents, and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee to verify the accuracy of the Servicer's record keeping.

       (c) To ensure uniform quality in the servicing of the Leases and to reduce administrative costs, the Trustee hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Trust as custodian of the Lease Documents, which are hereby constructively delivered to the Trust with respect to each Lease and Leased Vehicle. The Servicer shall maintain or cause to be maintained each Lease Document at one of the locations specified in Schedule I, or at such other location or locations as shall be specified by the Servicer to the Trustee by 30 days' prior written notice. The Servicer shall make available to the Trustee or its duly authorized representatives, attorneys or auditors the Lease Documents and the related accounts, records and computer systems maintained by the Servicer or any subservicer at such times as the Trustee shall reasonably instruct at the location where maintained pursuant to this Agreement.

       (d) In the exercise of its duties and powers hereunder, the Servicer may release any Lease Document or other related item to the Trustee on behalf of the Trust or its agent or designee, as the case may be, at such place or places as the Trustee may designate. The Servicer shall not be responsible for any loss occasioned by the failure of the Trustee to return any document or for any delay in doing so.

       (e) The Servicer shall promptly report to the Trustee any material failure on its part to hold or retain possession of the Lease Documents and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

       Section 2.03.  CERTIFICATES OF TITLE.

       (a) In connection with the filing of the application for each Certificate of Title, the Servicer shall arrange for the appropriate Registrar of Titles to issue and deliver to or upon the order of the Servicer a Certificate of Title identifying the Trust or the Trustee on behalf of the Trust as the owner of each Leased Vehicle. The Certificates of Title shall be held by the Servicer, as agent on behalf of the Trust and as custodian of the Lease Documents pursuant to Section 2.02. The Servicer shall direct each Dealer or other entity assigning Leases or causing Leases to be assigned to the Trust or the Trustee on behalf of the Trust to cause each Certificate of Title to identify (i) the owner of the Leased Vehicle as "Honda Lease Trust" or "HVT, Inc., as Trustee for Honda Lease Trust" and (ii) in the event that Administrative Liens are used, such first lienholder as may be agreed upon by the Servicer and the UTI Beneficiaries from time to time and that is acceptable to the applicable Registrar of Titles.

       (b) Except as otherwise required by applicable law, Registrars of Title or the Servicer's customary servicing procedures, the Servicer shall direct each Dealer to include the address of the Trust as the mailing address for the Certificate of Title, the address of the Lessee as the mailing address for the vehicle registration, and, where applicable, the address of the Principal

Service Facility, or such other service facility identified as such by the Servicer, as the address of the first lienholder, and otherwise to comply with the Servicer's normal requirements under its Dealer Agreements with respect to each Lease and Certificate of Title. Except as otherwise required by applicable law or the applicable Registrar of Titles, so long as a Leased Vehicle is owned by the Trust, the Servicer shall not permit the related Certificate of Title to identify any entity other than the Trust or the Trustee, on behalf of the Trust, as owner of such Leased Vehicle.

       (c) Upon transfer to or from the Trust or the Trustee on behalf of the Trust of legal title to any Leased Vehicle, the Servicer shall cause all applicable Taxes to be paid and will comply with all applicable federal and State law requirements related to the transfer of title to such Leased Vehicle.

       Section 2.04.  INITIAL FUNDING OF PAYMENTS TO DEALERS.

       (a) In the ordinary course of its business, AHFC shall maintain or enter into Dealer Agreements with Dealers eligible to generate Eligible Leases. Except as otherwise provided in an Assignment Agreement, AHFC shall direct each Dealer to assign to the Trust or the Trustee on behalf of the Trust all Eligible Leases, the related Leased Vehicles and the Certificates of Title to the related Leased Vehicles originated by such Dealer, with the proper name on the Certificate of Title as specified by the Servicer in accordance with Section
2.03. In the event that any Dealer fails to assign to the Trust or the Trustee on behalf of the Trust, as directed, an Eligible Lease and Leased Vehicle, the Servicer shall use its best efforts to cause the correction thereof as soon as reasonably practicable. Pursuant to each Assignment Agreement, AHFC will cause the related Dealer to deliver the applicable Lease Documents to or upon the order of the Servicer. The obligations of the Servicer pursuant to this Section shall survive any partial or complete termination of the Servicer pursuant to this Agreement.

       (b) The Servicer shall establish and maintain the Draft Account for the purpose of initially funding payments on behalf of the Trust to each Dealer for Leases and Leased Vehicles acquired by the Trust from such Dealer. From time to time, the Servicer shall make Servicing Advances to the Draft Account, in amounts required to fund such payments pursuant to the related Lease Agreements.

       Section 2.05.  SERVICER'S REPURCHASE OBLIGATIONS.

       (a) The Servicer hereby makes to the other parties hereto and the parties to the Trust Agreement the following representations and warranties as to each Lease and the related Leased Vehicle. The Trust shall rely on such representations and warranties in accepting each Lease and Leased Vehicle. Such representations and warranties shall speak as of the Lease Representation Dates for the related Lease and shall survive the transfer of such Lease and the related Leased Vehicle, and delivery of the related Lease Documents, to the Trust pursuant to the Trust Agreement and this Agreement:

               (i)    such Lease is an Eligible Lease; and

               (ii) the Servicer has satisfied, or has caused the related Dealer to satisfy, the provisions of Section 2.03 with respect to such Lease and the related Certificate of Title.

       (b) Upon discovery by the Trustee, the Related Beneficiary or a related Holder that any representation or warranty in Section 2.05(a) was incorrect as of either Lease Representation Date and materially and adversely affects the interest of the Trust in a Lease or the related Leased Vehicle, the Person discovering such incorrectness shall give prompt written notice to the Servicer. Within 60 days of the Servicer's discovery or receipt of such notice of such incorrectness, the Servicer shall cure in all material respects the circumstance or condition with respect to which the representation or warranty was incorrect as of the relevant Lease Representation Date. If the Servicer is unable or unwilling to do so within such period, it shall promptly (i) deposit (or cause to be deposited) into the related Collection Account an amount equal to the Repurchase Amount, and (ii) if such Lease is a SUBI Asset, direct the Trustee either to reallocate such Lease and the related Leased Vehicle from the related SUBI to the UTI or to cause such Lease and Leased Vehicle to be conveyed to the Servicer as described below. In the event that the Servicer receives funds from a Dealer pursuant to such Dealer's obligation under a Dealer Agreement to repurchase a Lease and Leased Vehicle that is required to be repurchased or reallocated pursuant to this Section, the Servicer shall deposit such funds within two Business Days of receipt to the applicable Collection Account and return to such Dealer the Lease and any Certificate of Title that has been issued with respect to the related Leased Vehicle. Such deposit of funds received from a Dealer shall satisfy the Servicer's obligations pursuant to this Section and shall be deemed to constitute payment in full of the Repurchase Amount with respect thereto.

       The purchase by the Servicer or a Dealer of a Lease and the related Leased Vehicle pursuant to this Section shall be deemed to cure any incorrectness of the related representations or warranties for purposes of this Agreement. Upon such purchase, the Trust or the Trustee on behalf of the Trust, as applicable, shall be deemed to transfer, assign, set over and otherwise convey to the Servicer (or the related Dealer, as applicable), without recourse, representation or warranty, all right, title and interest of the Trust in, to and under the repurchased Lease and Leased Vehicle, all monies due or to become due with respect thereto after the date of such repurchase and all proceeds thereof. The Trustee shall, at the expense of the Servicer, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of such Lease and Leased Vehicle pursuant to this Section, including executing and filing with the Registrar of Titles an application for transfer of ownership of the related Leased Vehicle to the Servicer or the Dealer, as applicable.

       (c) If the Servicer extends the Maturity Date of a Lease beyond the last day of the Collection Period related to the applicable Final Scheduled Distribution Date, on the Deposit Date related to the Collection Period in which the Servicer discovers or is notified that an improper extension was granted, the Servicer shall (i) deposit (or cause to be deposited) into the related Collection Account an amount equal to the Repurchase Amount and (ii) direct the Trustee either (A) to cause such Lease and Leased Vehicle to be conveyed to the Servicer as described in Section 2.05(b) or (B) as an alternative available if such Lease is a SUBI Asset, to reallocate such Lease and the related Leased Vehicle from the applicable SUBI to the UTI.

       (d) Except as otherwise set forth herein or in any other Trust Document, the sole remedy of the Trust, the Related Beneficiary and the related Holder with respect to the failure of a Lease to constitute an Eligible Lease, the failure of the related Leased Vehicle to be titled properly or the extension of the term of a Lease beyond the limits described in Section 2.05(c) shall be to require the Servicer to deposit the applicable Repurchase Amount to the related Collection Account and thereby purchase or reallocate the applicable Lease and Leased Vehicle as provided in this Section. In the event that any such Lease and Leased Vehicle are reallocated to the UTI, until such time, if ever, as such Lease and Leased Vehicle are allocated to a new SUBI, the Servicer shall indemnify, defend and hold harmless the original Related Beneficiary from and against any and all Loss with respect to or resulting from such Lease or Leased Vehicle or the improper extension of the Lease, as the case may be. The obligations of the Servicer under this Section shall survive any partial or complete termination of the Servicer pursuant hereto.

       Section 2.06.  COLLECTIONS; ACCOUNTS.

       (a) The Servicer shall use commercially reasonable efforts to (i) collect all payments required under each Lease and (ii) cause each Lessee to make all payments required under its Lease, accompanied by an invoice or payment coupon bearing the lease number to which such payment relates.

       (b)     Consistent with the foregoing, the Servicer may in its discretion
(i) waive any late payment charge, in whole or in part, in connection with delinquent payments on or extensions of a Lease and (ii) subject to Section 2.05(c), extend the Maturity Date of any Lease.

       (c) With respect to any Monthly Payments, Repossession Proceeds, Matured Leased Vehicle Proceeds, other Liquidation Proceeds, Insurance Proceeds, Prepayments, Payments Ahead, Extension Fees or any other payments made by or on behalf of any Lessee or otherwise with respect to any Lease or Leased Vehicle, including (if applicable) any proceeds of recourse payments by the related Dealer received by the Servicer:

               (i) the Servicer shall ascertain within two Business Days of receipt of such funds the following information: (A) the amount of each receipt, (B) the lease number to which such receipt relates, (C) the nature of the payment (i.e., whether a Monthly Payment, Extension Fee, Payment Ahead, Insurance Proceeds, Repossession Proceeds, Matured Leased Vehicle Proceeds, other Liquidation Proceeds, a Prepayment, payment in respect of the Residual Value or any other payment by or on behalf of the Lessee), (D) the date of receipt of such payment and (E) the UTI or SUBI to which such Lease has been allocated (collectively, the "Payment Information");

               (ii) as to any such funds received by the Servicer for which the Servicer has received all Payment Information, the Servicer shall, within two Business Days after receipt, (A) enter the Payment Information into its computer system, (B) segregate by identifying in its records the UTI or SUBI to which such funds relate and (C) except as otherwise provided in Section 2.06(f), deposit to the related Collection Account all such funds other than (1) Payments Ahead, (2) Administrative Charges (except for Excess Mileage Fees and Extension Fees), (3) Liquidation Expenses and Insurance Expenses to be reimbursed to the Servicer as provided in Section 2.10(b) and (4) any other reimbursement to be provided to the Servicer pursuant to the related Supplement;

               (iii) as to any such funds received by the Servicer for which the Servicer does not have all Payment Information, the Servicer shall enter into its computer system all available Payment Information, use its commercially reasonable efforts to obtain all missing Payment Information as soon as practicable and, upon receipt of the remaining Payment Information, the Servicer shall, within two Business Days after receipt, enter the remaining Payment Information in its computer system and apply the related funds as described in clause (ii) above;

               (iv) upon the determination by the Servicer that any funds received by it with respect to a Lease constitute a Payment Ahead, the Servicer shall, unless otherwise instructed by the Trustee, (A) maintain appropriate records of such Payment Ahead so as to be able to timely apply such Payment Ahead as a Monthly Payment with respect to the applicable Lease, (B) if all Monthly Remittance Conditions are satisfied, on each Deposit Date, deposit to each Collection Account an amount equal to the Payahead Credit for each related Lease for which the Lessee has failed to remit all or a portion of the Monthly Payment for the related Collection Period, but otherwise have no obligation to segregate or otherwise hold separate any Payments Ahead and (C) commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which a Monthly Remittance Condition is no longer satisfied, until such time as all Monthly Remittance Conditions are once again satisfied, immediately deposit all Payments Ahead then held by the Servicer into the Payahead Account and remit all future Payments Ahead to the Payahead Account within two Business Days after receipt thereof, pending transfer to the related Collection Account pursuant to Section 2.06(e)(i);

               (v) on each Deposit Date, the Servicer shall deposit to the related Collection Account each Security Deposit that became Liquidation Proceeds during the related Collection Period; and

               (vi) transfers by the Servicer to an entity at which any Trust Account is maintained may include (A) funds being deposited into more than one Trust Account and (B) proceeds of Trust Assets and Other Proceeds, in each case in a single wire transfer; provided, however, that such transfer is accompanied by instructions as to the appropriate division of all such proceeds.

       (d) As to any other funds received by the Servicer with respect to any Trust Asset:

               (i) except as provided below, with respect to Collections relating to a SUBI Asset or a UTI Asset (including but not limited to Subvention Funds to the extent not covered by clause (iii) or (iv) below), upon receipt the Servicer shall deposit such Collections into the related Collection Account;

               (ii) with respect to any Capital Contribution, except as otherwise directed by the maker of such Capital Contribution, upon receipt the Servicer shall deposit such funds into the related Collection Account;

               (iii) with respect to Rate Subvention Funds, upon receipt, the Servicer shall deposit such funds into the related Rate Subvention Account, if such an account has been established pursuant to a Supplement; and

               (iv) with respect to Residual Subvention Funds, upon receipt, the Servicer shall deposit such funds into the related Residual Subvention Account, if such an account has been established pursuant to a Supplement.

       (e) The Servicer shall from time to time, determine the respective amounts and recipients, and direct the Trustee to:

               (i) on each Deposit Date on which one or more Monthly Remittance Conditions are not satisfied, transfer from each Payahead Account to the related Collection Account an amount equal to the Payahead Credit for each related Lease for which the Lessee has failed to remit all or a portion of the Monthly Payment for the related Collection Period;

               (ii) on each Deposit Date, make the following payments and transfers from each Rate Subvention Account in the following order and priority:

                      (A) transfer from the Rate Subvention Account to the related Collection Account the Monthly Rate Subvention Payment for each related Rate Subvened Lease;

                      (B) transfer from the Rate Subvention Account to the related Collection Account any Rate Subvention Funds remaining on deposit in the Rate Subvention Account allocable to any Matured Lease or any Lease that has been terminated before its Maturity Date; and

                      (C) transfer from the Rate Subvention Account to the related Collection Account interest earned on Rate Subvention Funds on deposit in the Rate Subvention Account during the most recently ended Collection Period;

               (iii) on each Deposit Date, make the following payments and transfers from each Residual Subvention Account, in the following order and priority:

                      (A) transfer from the Residual Subvention Account to the related Collection Account an amount, if any, equal to the related Residual Subvention Payment;

                      (B) transfer from the Residual Subvention Account to the related Collection Account any Residual Subvention Funds remaining on deposit in the Residual Subvention Account related to Disposed Matured Leased Vehicles after the transfers, if any, required by clause (A) have been made; and

                      (C) transfer from the Residual Subvention Account to the related Collection Account interest earned on Residual Subvention Funds on deposit in the Residual Subvention Account during the most recently ended Collection Period;

               (iv) except as otherwise described below, on each Deposit Date, make the following payments and transfers from each Residual Value Surplus Account in the following order and priority:

                      (A) transfer from the Residual Value Surplus Account to the related Collection Account an amount equal to the sum of
               (1) the aggregate of the Residual Values of Long-Term Matured Leased Vehicle Inventory with respect to which such a transfer has not previously been made, less the amount of any Residual Subvention Payments related to such Long-Term Matured Leased Vehicle Inventory and (2) the amounts by which Net Matured Leased Vehicle Proceeds allocable to such Sub-Trust are less than the aggregate of the Residual Values of all related Disposed Matured Leased Vehicles; and

                      (B) transfer from the Residual Value Surplus Account to the related Collection Account interest earned on funds on deposit in the Residual Value Surplus Account during the most recently ended Collection Period;

               (v) on each Deposit Date, after making all transfers to each Collection Account required to have been made on such date, make the following payments and transfers from each Collection Account in the following order and priority:

                      (A) transfer from each Collection Account to the related Residual Value Surplus Account an amount, if any, equal to the excess of related Net Matured Leased Vehicle Proceeds (calculated without including any Residual Subvention Payments) for the related Collection Period over the aggregate Residual Value of all related Disposed Matured Leased Vehicles;

                      (B) upon presentation of an Officer's Certificate of the Servicer setting forth the basis for the determination of the amount to be paid, pay to or on behalf of the Servicer from each Collection Account the sum of the following amounts (collectively, the "Servicer Reimbursement"):

                              (1)    any related Matured Leased Vehicle
                      Expenses for which the Servicer has not received reimbursement pursuant to Section 2.10(b);

                              (2)    any related Liquidation Expenses
                      (excluding, without limitation, reimbursed Matured Leased Vehicle Expenses) or Insurance Expenses incurred by the Servicer for which it has not otherwise been reimbursed;

                              (3) any Monthly Payments arising from a Lease allocated to such Sub-Trust received by the Trustee or the Servicer with respect to any prior Collection Period as to which the Servicer has made an unreimbursed Advance; and

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

                              (4) any other amount of unreimbursed Advances or expenses with respect to such Sub-Trust for which the Servicer is entitled to reimbursement pursuant to the related Servicing Supplement.

               In lieu of causing the Trustee to deposit all Collections to the related Collection Account and then remit to the Servicer all or part of any Servicer Reimbursement, the Servicer may deduct from such Collections an amount up to but not exceeding the total amount due and owing to the Servicer with respect to the related Sub-Trust.

                      (C) pay to or on behalf of the Servicer the Servicing Fee in respect of the related Collection Period, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods; and

                      (D) pay to or on behalf of the Person to whom due the related Sub-Trust's share of (i) all Trust Expenses, Liabilities or Reimbursable Servicer Expenses incurred during the related Collection Period and (ii) any unpaid Trust Expenses, Liabilities or Reimbursable Servicer Expenses incurred in one or more prior Collection Periods;

               (vi) make the following additional transfers from the applicable Collection Accounts:

                      (A) on each date on which the Servicer seeks reimbursement pursuant to Section 2.09(b), pay to or on behalf of the Servicer any reimbursement properly due and not yet repaid to the Servicer for Servicer Advances;

                      (B) as and when required by the related SUBI Supplement or SUBI Servicing Supplement, transfer from the related SUBI Collection Account to the related UTI Collection Account (or a SUBI Lease Account, as applicable), such funds as are required to be so transferred in connection with any Trust Asset Transfer;

                      (C) as and when required by the related Securitization Documents, transfer from the related Collection Account to the related Distribution Account such amounts as are required to be distributed from time to time in connection with each Securitization; and

                      (D) as and when required by the Trust Agreement or any related Supplement or Servicing Supplement, pay to the Related Beneficiary or a Holder such amounts as may be specified therein;

               (vii) upon request of the Required Related Holders of the UTI Certificates, following receipt of an Officer's Certificate of the Servicer as to the amount of Excess Funds, transfer any or all Excess Funds so requested from the UTI Collection Account to the Holders of the UTI Certificates;

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

               (viii) make such additional payments and transfers from each related Trust Account as are required to be made pursuant to the related Servicing Supplement; and

               (ix) upon the revocation or termination of any Sub-Trust, after payment to each other Person of all amounts required to be paid pursuant to Section 7.02, distribute to the Related Beneficiary or its designee all amounts in the related Trust Accounts and any other remaining Related Trust Assets.

       (f) Notwithstanding Section 2.06(c), the Servicer will be permitted to remit Collections on a monthly basis (rather than within two Business Days after receipt) with respect to any Sub-Trust by the deposit of such amounts to the related Collection Account in immediately available funds no later than 3:00 p.m., Eastern Standard Time, on each Deposit Date for so long as the following requirements are met (collectively, the "Monthly Remittance Conditions"):

               (i) no Servicer Termination Event shall have occurred and be continuing with respect to such Sub-Trust; and

               (ii) either (A) no Rated Securities related to the UTI or such SUBI, as applicable, are outstanding or (B) if Rated Securities are outstanding, either (1) the short-term credit rating of the Servicer is at least equal to the Required Servicer Rating, or (2) the Servicer shall have obtained a Servicer Letter of Credit, together with a letter from each Rating Agency to the effect that permitting the Servicer to remit Collections on a monthly basis by virtue of the Servicer Letter of Credit will not result in the qualification, reduction or withdrawal of its then-current rating of such Rated Securities.

Except as otherwise provided in the reimbursement agreement pursuant to which a Servicer Letter of Credit is issued, any funds held by the Servicer which it determines are to be remitted (or any of its own funds which the Servicer determines to pay to the issuer of the Servicer Letter of Credit) in respect of a failure previously to remit collections which failure resulted in a payment under the Servicer Letter of Credit shall not be remitted to a Collection Account but shall instead be paid immediately and directly to such issuer, together with such documentation as such issuer shall reasonably require.

       (g) The Servicer shall from time to time, in accordance with the Trust Agreement or the applicable Supplement, (i) identify and allocate on the books and records of the Trust certain Leases and Leased Vehicles into one or more SUBIs, either upon the initial creation of a SUBI or periodically following its creation, and (ii) direct the Trustee to transfer periodically from and to the related Trust Accounts (or to or from a SUBI Lease Account, as appropriate) such funds as are provided for in such Supplement in connection with any Trust Asset Transfer, and such SUBI's share of the expenses and liabilities of the Trust as determined in accordance with the Trust Agreement and such Supplement or Servicing Supplement.

       (h) The Servicer shall account to the Trust for the Trust Assets related to the UTI and each SUBI separately in accordance with this Agreement and the related Supplement or Servicing Supplement. The Servicer shall arrange for payments by the Trustee to or at the direction of the related Holder from each Collection Account, in each case in accordance with the related Trust Documents and Securitization Documents.

       (i) The Servicer shall apply all Administrative Charges received in respect of insurance premiums, sales, personal property or excise taxes or other similar charges to payments of such amounts as contemplated by the related Leases.

       Section 2.07. SECURITY DEPOSITS. Subject to Section 4.01(b), the Servicer shall retain each Security Deposit remitted to it (or deemed remitted to it) as agent and bailee for the Trust and as proceeds of the Leases, and shall apply the proceeds of such Security Deposits in accordance with applicable law, its customary servicing procedures and the Leases, including but not limited to, using the Security Deposit for the payment of any amount resulting from the related Lessor's default or failure to pay all amounts required to be paid under the related Lease or resulting from damage to the related Leased Vehicle. In the event that a Lease becomes a Charged-Off Lease or, if earlier, the related Leased Vehicle is repossessed, then the related Security Deposit, to the extent permitted by such Lease and applicable law, shall thereby become Liquidation Proceeds. On a monthly basis as provided in Section 2.06(c)(v) or (with respect to a Sub-Trust) as otherwise set forth in an applicable Servicing Supplement, the Servicer shall deposit into the appropriate Trust Account each Security Deposit that became Liquidation Proceeds during the previous month; otherwise, each Security Deposit, after deduction for amounts applied towards the payment of any amount resulting from the related Lessor's default or failure to pay any amounts required to be paid under such Lease or damage to the related Leased Vehicle, shall be returned to the related Lessee by the Servicer upon termination of such Lease.

       Section 2.08.  SERVICING COMPENSATION.

       (a) As compensation for the performance of its obligations under this Agreement and subject to any applicable Servicing Supplement, the Servicer shall be entitled to receive with respect to (i) the UTI, the Servicing Fee, together with any Administrative Charges (excluding Extension Fees or Excess Mileage
Fees) paid pursuant to a related Lease during such Collection Period, and (ii) any SUBI, such Servicing Fee and additional compensation as may be provided for in an applicable SUBI Servicing Supplement. The Servicing Fee shall be calculated on the basis of a 360 day year consisting of twelve 30 day months. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except for Insurance Expenses, Liquidation Expenses and Reimbursable Servicer Expenses. If at any time the Servicer shall service only the Trust Assets allocated to certain Sub-Trusts, any servicing compensation shall be calculated based only on the Related Trust Assets and shall be deemed to be an expense incurred only with respect to such Sub-Trusts. The Servicing Fee shall be deemed to be an expense incurred with respect to and allocated among specific Leases and their respective Sub-Trusts rather than among all Trust Assets generally.

       Section 2.09.  SERVICER ADVANCES AND SERVICER REIMBURSEMENT.

       (a) The Servicer, on behalf of the Trust, shall make advances of Reimbursable Servicer Expenses.

       (b) The Servicer may obtain on any day from the Trust, out of each Collection Account, reimbursement for unreimbursed Servicer Advances for the related Sub-Trust for any or all prior

Collection Periods, provided that (i) the Servicer shall have delivered to the Trustee an Officer's Certificate setting forth the calculation of unreimbursed Servicer Advances and the reports and Officer's Certificates required pursuant to Section 3.01(b) with respect to the immediately preceding Collection Period, and (ii) any such reimbursement of Servicer Advances pursuant to this Section may not exceed the excess, if any, as of the day immediately preceding the date of such Officer's Certificate, of the related Collection Account Balance over the Required Collection Account Balance.

       (c) The Servicer shall advance Insurance Expenses and Liquidation Expenses as and to the extent required by Section 2.10. The Servicer may elect to obtain reimbursement for any such advance by (i) deducting such amounts from related Liquidation Proceeds or Insurance Proceeds as provided in Section 2.10(b) or (ii) obtaining reimbursement from the applicable Collection Accounts pursuant to Section 2.06(e)(v)(B).

       (d) Except as otherwise provided in the related Servicing Supplement, the Servicer shall make Advances as and to the extent provided in such Servicing Supplement and be reimbursed for such Advances pursuant to Sections 2.06(e)(v)(B)(4).

       Section 2.10.  REPOSSESSION AND SALE OF LEASED VEHICLES.

       (a) Subject to Section 2.10(b), the Servicer shall use commercially reasonable efforts to sell or otherwise dispose of any Matured Leased Vehicle not purchased by the Lessee and to repossess and sell or otherwise dispose of any Defaulted Vehicle. In accordance with the foregoing standards, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable in the servicing of closed-end automobile, sport utility vehicle, minivan and light duty truck leases, which may include (A) exercising reasonable efforts to realize upon any recourse to Dealers, (B) consigning a Leased Vehicle to a Dealer for resale or re-lease,(C) selling a Leased Vehicle at public or private sale in a commercially reasonable manner, or (D) commencing and prosecuting Proceedings with respect to such Lease or the related Leased Vehicle, in each case in compliance with the related Lease and all applicable laws.

       (b) If a Leased Vehicle is damaged by reason of an event for which the related Lessee was not required under its Lease to obtain casualty or other insurance or maintain such insurance in full force and effect, the Servicer shall not be required to expend its own funds in repairing such Leased Vehicle unless the Servicer shall reasonably determine that such expenditure is likely to enhance Net Liquidation Proceeds. The Servicer shall expend funds in connection with the repossession or sale of any Leased Vehicle (and such expense shall be deemed to be a Liquidation Expense) only to the extent that it reasonably determines that the Liquidation Expenses will not exceed the anticipated Liquidation Proceeds. The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Lease or the related Leased Vehicle. The Servicer shall be entitled to reimbursement of Liquidation Expenses and Insurance Expenses. All Liquidation Proceeds and Insurance Proceeds shall be deposited and transferred as provided in Section 2.06(c). Notwithstanding the foregoing, prior to such deposit and transfer, the Servicer may elect to deduct from any Liquidation Proceeds or Insurance Proceeds any unreimbursed Liquidation Expenses and Insurance Expenses in lieu of obtaining reimbursement for such expenses pursuant to Section 2.06(e)(v)(B). In connection with this Section, the Trustee on behalf of the Trust shall grant to the Servicer a

Leased Vehicle Power of Attorney, and the Servicer, as "Grantee" thereunder, with full power of substitution, shall give prompt notice to the Trustee upon any such substitution.

       Section 2.11.  SERVICER TO ACT ON BEHALF OF TRUSTEE.

       (a) The Servicer shall be deemed to have received proper instructions with respect to any of the books and records relating to the Trust Assets, including any Lease Document, upon its receipt of written instructions by a Responsible Officer of the Trustee or the Trust Agent. A certified copy of a bylaw or a Board Resolution of the Trustee or the Trust Agent shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Trustee or the Trust Agent, as the case may be.

       (b) The Servicer shall identify from time to time all (i) periodic sales and use tax or property (real or personal) tax reports, (ii) periodic renewals of licenses and permits, (iii) periodic renewals of qualifications to act as a business trust and (iv) other periodic governmental filings, returns, registrations or approvals (collectively, "Filings") arising with respect to or required of the Trustee or the Trust, including (in the case of clauses (ii) and (iv)) such licenses, permits and other Filings as are required for the Trust or the Trustee on behalf of the Trust, as the case may be, to accept assignments of Leases or Leased Vehicles and to be identified and maintained as the owner of the Leased Vehicles on the related Certificates of Title, as contemplated by Sections 2.03 and 2.04(a). The Servicer shall also identify any surety bonds or other ancillary undertakings required of the Trust or the Trustee in respect of any Filing. The Servicer, with, to the extent applicable, the cooperation of the Beneficiaries, the Trustee or the Trust, shall timely prepare and file or cause to be filed, with the appropriate Person each Filing and each such ancillary undertaking, and shall pay any and all fees, Taxes or expenses required to be paid in connection with the foregoing. The Servicer shall provide to the Trustee a copy of each such Filing or undertaking. In connection with this Section, the Trustee shall grant to the Servicer such authority, including any necessary power of attorney (including a Filings Power of Attorney), as it may require to effect each such Filing or ancillary undertaking. If the Servicer receives notice, or has actual knowledge, of any non-compliance with any Filing requirement, it shall promptly so notify the Trustee. Notwithstanding the foregoing, the Servicer shall not be required to perform any of the actions specified in this Section in connection with any requirements that may be applicable to any Co-Trustee, except to the extent provided for in a Co-Trustee Agreement to which the Servicer is a party.

       (c) The Servicer agrees to indemnify, defend and hold harmless the Trustee (and any Co-Trustees), the Beneficiaries, the Holders and their respective officers, directors, shareholders employees and agents (including any Trust Agent) for any Loss that may be incurred as a result of any act, or any failure to take action required to be taken pursuant to the Trust Documents, by the Servicer in connection with:

               (i) the use or operation by the Servicer or any Affiliate thereof of any Leased Vehicle;

               (ii)   the Servicer's undertakings in Section 2.11(b); and

               (iii) the Servicer's maintenance and custody of the information relating to the Trust Assets, the servicing of the Leases or any other activity undertaken or omitted (when required to have been undertaken pursuant to the Trust Documents) by the Servicer with respect to any Trust Asset hereunder or under a Servicing Supplement, but only if and to the extent that such loss, liability, claim, damage or expense arose out of the Servicer's negligence, willful misconduct or bad faith in the performance of its duties under this Agreement or under a Servicing Supplement or in reckless disregard of such duties; provided, however, that such indemnification by the Servicer shall not extend to any loss, liability, claim, damage or expense incurred due to (A) the negligence, willful misconduct or bad faith of the Trustee (or Co-Trustee, as applicable), (B) an action (or omission to act) by the Servicer upon the written request of a Responsible Officer of the Trustee (or Co-Trustee, as applicable) or the Trust Agent, in each case except to the extent of the Servicer's negligence, willful misconduct or bad faith, if any, in connection therewith or in response thereto, or (C) any failure to cause any Co-Trustee to be identified as the owner of a Leased Vehicle on any Certificate of Title, unless the Servicer is specifically requested to do so by the Trustee (or Co-Trustee, as applicable).

The obligations of the Servicer in this Section shall survive the termination of this Agreement or the resignation or removal of the Servicer or the Trustee.

       Section 2.12. THIRD PARTY CLAIMS. The Servicer shall immediately notify the UTI Beneficiaries, the Related Beneficiary, the related Holders and the Trustee, upon learning of a claim or Lien of a third party that would have a material adverse impact (not reasonably expected to be covered by insurance) on the Trust, any Sub-Trust or the Trust Assets allocated to a Sub-Trust. The Servicer shall be responsible for the defense of any claim against the Trustee arising pursuant to or in connection with a claim or Proceeding (i) contemplated by Section 6.02(a) of the Trust Agreement or Section 2.1 l(c) hereof, subject in each case to the qualifications described therein, (ii) originally commenced by the Servicer to enforce a Lease or (iii) with respect to the servicing of a Lease. To the extent that the Servicer is responsible for the defense of such a Proceeding or claim, the Servicer will provide such information with respect thereto as is reasonably requested by the UTI Beneficiaries, the Related Beneficiary, the related Holders or the Trustee, as applicable.

       Section 2.13.  FIDELITY BOND; INSURANCE.

       (a) To the extent commercially available, the Servicer shall maintain a fidelity bond in such form and amount as is customary for financial institutions acting as custodians of funds and documents in respect of mortgage loans or consumer receivables on behalf of institutional investors. The cost of such fidelity bond shall be borne by the Servicer.

       (b) The Servicer shall take steps to ensure that each Lessee shall have, and maintain in full force and effect during the term of the related Lease, a comprehensive and collision physical damage insurance policy covering the actual cash value of the related Leased Vehicle and naming the Trust or the Trustee on behalf of the Trust, as applicable, depending on the name shown or to be shown as owner on the Certificate of Title, as loss payee. The Servicer shall also take steps to ensure that each Lessee shall have, and shall maintain in full force and effect during the term of the related Lease, automotive liability insurance in amounts at least equal to the amount prescribed by applicable state law and naming the Trust or the Trustee on behalf of the Trust, as applicable, as an additional insured. The Servicer shall, in accordance with its customary servicing procedures, take appropriate steps to confirm and ensure that each Lessee maintain the above-described insurance with respect to each Leased Vehicle in accordance with the terms of the related Leases. If a Lessee fails to obtain or maintain required insurance, the Servicer may (i) obtain insurance on behalf of and at the expense of the related Lessee or (ii) deem the related Lease to be in default, and the Servicer shall determine whether to repossess the related Leased Vehicle in accordance with Section 2.10 or otherwise to seek enforcement of such Lease.

       (c) So long as any Certificates are outstanding, the Servicer will maintain and pay when due all premiums with respect to, and the Servicer may not terminate or cause the termination of: (i) the Contingent and Excess Liability Insurance Policy unless (A) a replacement insurance policy or policies is obtained providing coverage against third party claims that may be raised against the Trust or the Trustee on behalf of the Trust, with respect to any Leased Vehicle included in a Sub-Trust in an amount at least equal to $10 million per claim, not subject to any annual or aggregate cap (which policy or policies may be a blanket insurance policy or policies covering the Servicer and one or more of its Affiliates), and (B) in the case of Rated Securities, each Rating Agency has delivered a letter to the Holder of each related Certificate to the effect that the obtaining of any such replacement insurance policy or policies, in and of itself, will not have a Ratings Effect; or (ii) the Residual Value Insurance Policy, unless (A) the Leases may properly be treated as finance leases for purposes of generally accepted accounting principles, consistently applied and the Servicer has provided to the Trustee and the Related Beneficiary a letter from its Independent Accountants to that effect and (B) in the case of Rated Securities, each Rating Agency has delivered a letter to the Holder of each related Certificate to the effect that the termination of the Residual Value Insurance Policy under such conditions, in and of itself, will not have a Ratings Effect. On or before March 31 of each year, commencing March 31, 1999 the Servicer shall provide to the Trustee an Officer's Certificate certifying that each of the Insurance Policies that the Servicer is required to maintain pursuant to this Section is in full force and effect. The obligations of the Servicer pursuant to this Section with respect to the Trust Assets allocated to any Sub-Trust shall survive any termination of the Servicer's other obligations under this Agreement with respect to such Sub-Trust until such time as claims can no longer be brought which would be covered by such policies, whether as a result of the expiration of relevant statutes of limitations or otherwise.

       Section 2.14.  SERVICER NOT TO RESIGN; ASSIGNMENT.

       (a) Except as provided in Section 4.01(b) or 6.01, the Servicer shall not resign from the duties and obligations imposed on it hereby as Servicer except upon a determination by its Board of Directors that by reason of change in applicable legal requirements, the continued performance by the Servicer of its duties as Servicer under this Agreement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Servicer or its financial condition, such determination to be evidenced by the delivery to the Trustee of a Board Resolution and an Opinion of Counsel to such effect. No such resignation shall become effective until the date upon which the Servicer becomes unable to act as Servicer, as specified in such notice and Opinion of Counsel unless a successor Servicer has been appointed by the Trustee and assumed the duties of the Servicer hereunder. The Servicer shall, during such period, assist the Trustee in finding a new Servicer, which will enter into a new servicing agreement with the Trust, having substantially the same provisions as this Agreement. The Trustee shall not unreasonably withhold its consent to such a servicing agreement.

       (b) The Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided, however, that the Servicer may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 2.15.

       (c) Except as otherwise provided in this Section, the duties and obligations of the Servicer under this Agreement shall continue until the Servicer is replaced pursuant to Section 4.01 or until this Agreement shall have been terminated as provided in Section 6.01 and shall survive the exercise by the Trustee of any right or remedy under this Agreement or the enforcement by the Trustee of any provision of the other Trust Documents.

       Section 2.15.  MERGER.

       (a) The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless (i) the entity formed by such consolidation or into which the Servicer has merged or the Person which acquires by conveyance, transfer or lease all or substantially all the assets of the Servicer as an entirety (A) is an entity organized and existing under the laws of the United States or any State and (B) either executes and delivers to the Trust an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement and the other Trust Documents or is so bound by operation of law or (ii) the Servicer is the surviving corporation resulting from such consolidation or merger.

       (b) Any corporation (i) into which the Servicer may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Servicer shall be a party, (iii) that may succeed to all or substantially all of the business of the Servicer or (iv) more than 50% of the voting stock of which is directly or indirectly owned by AHFC or any Affiliate thereof and that is otherwise servicing motor vehicle leases or retail installment sale contracts, which corporation in any of the foregoing cases, executes an agreement of assumption to perform every obligation of the Servicer under the Trust Documents, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee and, if any Rated Securities are outstanding, each Rating Agency. The Servicer may appoint one or more nominees to hold title to some or all of the Trust Assets in the name of such nominee title holder for the sole and exclusive benefit of the Trust and, upon the appointment of such nominee title holder(s), the Trust or the Trustee on behalf of the Trust, as applicable, will transfer title to all or such portion of the Trust Assets as directed by the Servicer.

       Section 2.16.  LIMITATION ON LIABILITY OF SERVICER.

       (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust, the Trustee, any Beneficiary, any Holder or any third party beneficiary of this Agreement or any other Trust Document, except as otherwise provided in the applicable Trust Document, for any action taken or for refraining from the taking of any action pursuant to this Agreement or any other Trust Document, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such individual against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties under this Agreement or any other Trust Document.

       (b) Except as otherwise provided in this Agreement or any other Trust Document, the Servicer shall not be under any obligation to appear in, prosecute or defend any Proceeding not incidental to its duties to service the Leases in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trust, and any reasonable expense related to any such undertaking by the Servicer shall be a Reimbursable Servicer Expense.

       (c) The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or any other Trust Documents.

                                    ARTICLE THREE

                                STATEMENTS AND REPORTS

       Section 3.01.  REPORTING BY THE SERVICER; DELIVERY OF CERTAIN
DOCUMENTATION.

       (a) On or prior to the date hereof, and periodically thereafter as required in order to update the contents thereof upon any changes in the matters certified therein, the Servicer shall furnish to the Trustee and to each Related Beneficiary an Officer's Certificate listing the officers and employees of the Servicer involved in, or responsible for, the administration and servicing of the Leases.

       (b) On or before each Deposit Date, the Servicer shall, with respect to each Sub-Trust, cause to be delivered to (i) the Trustee, a revised Schedule of Leases and Leased Vehicles, containing data as of the last day of the related Collection Period, (ii) the Trustee and the Related Beneficiary, a report with respect to such Collection Period, setting forth the information required by the related Servicing Supplement, (iii) the Trustee and the Related Beneficiary an Officer's Certificate setting forth the calculation of the Required Collection Account Balance and (iv) the Trustee, if reimbursement is requested pursuant to
Section 2.09(b), an Officer's Certificate identifying all related Leases and Leased Vehicles acquired by the Trust during such Collection Period, the aggregate cost of such acquisitions, the amount deposited by the Servicer during such Collection Period into the related Draft Accounts, the amount of all Reimbursable Servicer Expenses paid by the Servicer during such Collection Period, the amount of all Capital Contributions made during such Collection Period, the amount of any transfers during such Collection Period from each Residual Value Surplus Account into each Collection Account, the amount of any transfers during such Collection Period into any Collection Accounts and the balance due the Servicer with respect to any unreimbursed Servicer Advances, in each case identified, to the extent applicable, by Sub-Trust.

       Section 3.02. ACCOUNTANTS' REPORTS. Within 120 days after March 31 of each year (commencing March 31, 1999), the Servicer shall cause the Independent Accountants of the Servicer to deliver a statement addressed to the Trustee, the Servicer, the Related Beneficiaries and the Related Holders to the effect that such accountants examined and tested certain documents and records of the Servicer relating to the servicing of the Leases in accordance with generally accepted accounting principles in the mortgage banking industry applicable to the servicing of retail automotive leases for others, and that nothing came to the attention of such Independent Accountants that caused them to believe that the provisions of this Agreement were not being complied with, except for (i) such exceptions as such Independent Accountants shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.

       Section 3.03.  ANNUAL OFFICER'S CERTIFICATE.  Within 120 days after
March 31 of each year (commencing March 31, 1999), the Servicer shall deliver an Officer's Certificate to the Trustee to the effect that a review of the activities of the Servicer during the prior calendar year (or such shorter period in the case of the first such Officer's Certificate) has been made under the supervision of the officer executing such Officer's Certificate with a view to determining whether during such period the Servicer has performed and observed all of its obligations under this Agreement and the Servicing Supplements, and either (i) stating that, to the best knowledge of such officer, no default by the Servicer under this Agreement or any Servicing Supplement has occurred and is continuing or (ii) if such a default has occurred and is continuing, specifying such default and the nature and status thereof.

                                     ARTICLE FOUR

                             SERVICER TERMINATION EVENTS

       Section 4.01.  SERVICER TERMINATION EVENTS; TERMINATION OF SERVICER.

       (a) Any of the following acts or occurrences shall constitute a Servicer Termination Event:

               (i) the Servicer shall fail to deliver to the Trustee for distribution to or for the account of a Holder any amounts required to be so distributed pursuant to this Agreement or the related Servicing Supplement, and such failure shall have continued for a period of five Business Days after either discovery by an officer of the Servicer of such failure or written notice of such failure shall have been given to the Servicer by the Trustee or such Holder; provided, however, that any such failure with respect to any Sub-Trust shall be a

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

       Servicer Termination Event only with respect to such Sub-Trust and not with respect to any other Sub-Trust;

               (ii) the Servicer shall default in the due performance and observance of any of its covenants or agreements in this Agreement or a Servicing Supplement, which default materially and adversely affects the rights of the Trust or a related Holder, and such default shall have continued for a period of 90 days after written notice thereof shall have been given to the Servicer by the Trustee or such Holder; provided, however, that (A) any such default with respect to any Sub-Trust shall be a Servicer Termination Event only with respect to such Sub-Trust and not with respect to any other Sub-Trust, and (B) the determination of materiality with respect to any Sub-Trust shall be made by reference to the Holders related to such Sub-Trust and not by any other Holders;

               (iii) the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 90 consecutive days;

               (iv) the commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing;

               (v) any representation, warranty or statement of the Servicer made in this Agreement or a Servicing Supplement (excluding those made in Section 2.05(a)) or any certificate, report or other writing delivered pursuant to this Agreement or a Servicing Supplement shall prove to have been incorrect when made, which has a material adverse effect on a related Holder and such material adverse effect continues for a period of 30 days after written notice thereof shall have been given to the Servicer by the Trustee or by such Holder; provided, however, that (A) any such incorrect representation, warranty or statement made with respect to any Sub-Trust shall be a Servicer Termination Event only with respect to such Sub-Trust and not with respect to any other Sub-Trust, and (B) the determination of a material adverse effect with respect to any Sub-Trust shall be made by reference to the Holder related to such Sub-Trust and not by any other Holders; or

               (vi) the Servicer shall have failed to perform its obligations under Section 2.13(c) with respect to the Contingent and Excess Liability Insurance Policy or the Residual Value Insurance Policy and such failure shall continue for a period of ten Business Days after written notice thereof shall have been given to the Servicer by the Trustee or a related Holder; provided, however, that any such failure with respect to any

       Sub-Trust shall be a Servicer Termination Event only with respect to such Sub-Trust and not with respect to any other Sub-Trust.

       Notwithstanding the foregoing, a delay or failure in performance under clause (i) for a period of ten Business Days, clause (ii) for a period of 180 Business Days or clause (v) for a period of 90 days shall not constitute a Servicer Termination Event if caused by a Force Majeure Event. Upon the occurrence of a Force Majeure Event, the Servicer shall use commercially reasonable efforts to perform its obligations in a timely manner and shall provide to the Trustee, the UTI Beneficiaries, each Related Beneficiary and each related Holder prompt notice of the Force Majeure Event, the relevant failure or delay hereunder and a description of its efforts to perform its obligations hereunder.

       (b) If a Servicer Termination Event shall have occurred and be continuing, the Trustee may remedy such Servicer Termination Event, or, the Trustee shall terminate the Servicer with respect to any or all Sub-Trusts to which the Servicer Termination Event applies in accordance with the following sentence. At the direction of the Required Related Holders, by notice to the Servicer, the UTI Beneficiaries, the Related Beneficiary and the related Holders, the Trustee shall terminate the rights and powers of the Servicer under this Agreement and the related Servicing Supplement with respect to any Sub-Trust to which the Servicer Termination Event applies, including the rights of the Servicer to receive the servicing compensation provided for in Section
2.08 with respect to such Sub-Trust following the assumption by a successor of the Servicer's duties hereunder. Upon any such termination, the Servicer shall continue to perform its functions as Servicer until the earlier of the date specified in the termination notice or, if no such date is specified, the date of the Servicer's receipt of such notice, at which time all rights, powers, duties and responsibilities of the Servicer under this Agreement and the related Servicing Supplement, whether with respect to the Servicing Fee or otherwise, so terminated with respect to one or more Sub-Trusts shall, as applicable, vest in and be assumed by any successor Servicer appointed by the Trust pursuant to a servicing with the Trust and the Related Beneficiary, containing substantially the same provisions as this Agreement in respect of the related Sub-Trust (including those with respect to the compensation of such successor servicer); provided, however, that such successor shall have no responsibilities with respect to the purchase by the Trust of additional Leases and Leased Vehicles or with respect to making Advances), and the Trustee is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Lessees deemed necessary or advisable by the Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, directing some or all of the related Lessees to remit payments on or in respect of the related Leases and Leased Vehicles to an account or address designated by the Trustee or such new servicer. Without limitation of the foregoing, if the rights of the Servicer shall have been terminated in accordance with Section 6.01 with regard to any one or more Sub-Trusts, the Servicer shall, upon demand of the Trustee or upon direction of the Related Beneficiary, deliver to the Trustee or the successor Servicer copies of all books and records necessary for the servicing of the Leases allocated to each such Sub-Trust, all monies collected by it and required to be deposited, as appropriate, in any Trust Account or other account relating to each such Sub-Trust (including the transfer of applicable Security Deposits being held by the Servicer pursuant to Section 2.07), and any related Leased Vehicle in its possession that has been repossessed or is part of Matured Leased Vehicle Inventory and in either case has not yet been sold or otherwise disposed of pursuant to Section 2.1-0. In addition, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Leases allocated to each Sub-Trust with respect to which such termination shall have occurred to the party that will be assuming responsibility for such servicing and, as promptly as practicable, the Servicer shall provide to the new servicer a current computer tape containing all information required for the servicing of the related Leases, together with documentation containing any and all information necessary for use of such computer tape. All reasonable costs and expenses (including servicer conversion costs and attorneys' fees) incurred in connection with transferring the servicing of the related Leases and Leased Vehicles to the new servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or, if the predecessor Servicer is the Trust Agent, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses. In the event that a Servicer fails to pay costs and expenses for which it is responsible under this Section within a reasonable time after presentation of such documentation, the new Servicer shall be entitled to reimbursement therefor as a Liability payable from Related Trust Assets of the applicable Sub-Trusts in accordance with Section 3.08 of the Trust Agreement, and the Trust shall be subrogated to the reimbursement rights of the new Servicer against the departing Servicer.

       If a successor Servicer is not appointed by the effective date of the predecessor Servicer's termination hereunder or resignation pursuant to Section 2.14, the Trust Agent shall act as successor Servicer with respect to the Sub-Trust or Sub-Trusts affected thereby. If the Trust Agent is legally unable to so act or requests the Trust to appoint a different successor Servicer, then the Trust shall promptly appoint or petition a court of competent jurisdiction to appoint as successor Servicer with respect to such Sub-Trust or Sub-Trusts any established entity the regular business of which includes the servicing of motor vehicle leases or retail installment sale contracts.

       In the event of the partial termination by the Trustee of some but not all of the Servicer's rights and powers hereunder, the Servicer (and, except with respect to the UTI Assets, unless otherwise directed by the Trustee) shall continue to service, administer and collect the Leases and Leased Vehicles in unaffected Sub-Trusts and shall have the right to receive servicing compensation in accordance with Section 2.08 with respect to all such unaffected Sub-Trusts.

       (c) The Trustee may waive any default by the Servicer in the performance of its obligations hereunder and its consequences with regard to any Sub-Trust, except that any such waiver in respect of a Sub-Trust created pursuant to a Supplement may only be given as set forth in such Supplement or the related Servicing Supplement. Upon any such waiver by the Trustee of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the related Supplement or Servicing Supplement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

       (d) Any compensation payable to a successor Servicer may not be in excess of that permitted the predecessor Servicer unless the related Holders bear such excess costs exclusively.

       Section 4.02. NO EFFECT ON OTHER PARTIES. Upon any complete or partial termination of the rights and powers of the Servicer from time to time pursuant to Section 6.01 or upon any appointment of a successor to the Servicer with respect to all or a portion of the Trust Assets, all rights, powers, duties and obligations of the Trust and the Trustee under this Agreement or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in any other Trust Document.

                                     ARTICLE FIVE

                       SERVICER REPRESENTATIONS AND WARRANTIES

       Section 5.01. REPRESENTATIONS AND WARRANTIES. As of each related Servicer Representation Date, the Servicer makes the following representations and warranties to the Trust, the UTI Beneficiaries and each Related Beneficiary as follows with respect to the UTI and each SUBI:

       (a) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has the power, authority and legal right to acquire, own, sell and service the Leases and the Leased Vehicles and to hold the Lease Documents as custodian on behalf of the Trust, except where failure to do so will not have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement.

       (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Leases and Leased Vehicles as required by this Agreement, as supplemented by any related Servicing Supplement) requires such qualifications except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Servicer or would not have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement, as supplemented by any related Servicing Supplement.

       (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and any related Servicing Supplement and to car out their terms; and the execution, delivery and performance of this Agreement, as supplemented by any related Servicing Supplement, has been duly authorized by the Servicer by all necessary corporate action.

       (d) BINDING OBLIGATION. This Agreement, as supplemented by any related Servicing Supplement, constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

       (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement, as supplemented by any related Servicing Supplement, and the fulfillment of the terms of such agreements does not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation or bylaws of the Servicer, (ii) conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Servicer is a party or by which it is bound, (iii) result in the creation or imposition of any material lien upon any properties of the Servicer pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and any Servicing Supplements) or (iv) violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties; in each case which breach, default, conflict, lien or violation would have a material adverse effect on the financial condition of the Servicer.

       (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, as supplemented by any related Servicing Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, as supplemented by any related Servicing Supplement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, as supplemented by any related Servicing Supplement or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Trust or any Sub-Trust.

                                     ARTICLE SIX

                                    MISCELLANEOUS

       Section 6.01. TERMINATION OF AGREEMENT. This Agreement shall terminate, completely or (if so indicated) in part with respect to one or more Sub-Trusts, upon the earlier of (i) the dissolution of the Trust or, with respect to any Sub-Trust, upon the revocation or termination of such Sub-Trust in accordance with Section 7.02 of the Trust Agreement, (ii) the discharge of the Servicer in accordance with the terms hereof (completely or with regard to (A) the Servicer's obligation to cause the assignment of Leases, Leased Vehicles and related Trust Assets to the Trust or any Sub-Trust or (B) the Servicer's servicing obligations with regard to one or more Sub-Trusts) or (iii) the mutual written determination of the parties hereto (completely or in any part as set forth in clause (ii) above). Upon any termination of the Servicer's servicing obligations hereunder with regard to any Sub-Trust, then upon payment of all amounts due to the Servicer hereunder with respect to such Sub-Trust (including related accrued Servicing Fees and additional servicing compensation payable in respect of such Sub-Trust and reimbursement of any Advances or Servicer Advances), the Servicer shall pay to or upon the order of the Trustee or any other Person entitled thereto all monies held by the Servicer on behalf of the Trust or the Trustee with respect to such Sub-Trust. Termination of the Servicer with respect to one Sub-

Trust shall not effect the termination of the Servicer with respect to any other Sub-Trusts that are in existence at the time of such termination.

       Section 6.02.  AMENDMENT.

       (a) This Agreement may be amended, insofar as it applies to (i) all Sub-Trusts, by written agreement among the Trust, the UTI Beneficiaries, the Servicer and any additional Persons required by any Servicing Supplements and
(ii) a particular Sub-Trust, by one or more Servicing Supplements among the Trust, the UTI Beneficiaries, the Servicer and any additional Persons required by each related Servicing Supplement. A Servicing Supplement may provide, among other things, for specific servicing obligations relating to the UTI or a SUBI or the termination of this Agreement insofar as it applies to the UTI or a SUBI upon the terms and conditions set forth therein. No SUBI Supplement shall be effective to authorize or effect the termination of this Agreement insofar as it relates to the UTI or any Other SUBJ. No UTI Supplement shall be effective to authorize or effect the termination of this Agreement insofar as it relates to any SUBJ.

       (b) This Agreement may be amended at any time by the UTI Beneficiaries, the Trust and the Servicer, without the consent of any Holder or other Beneficiary, (i) (A) to cure any ambiguity, (B) to correct or supplement any provision that may be inconsistent with any other provision, (C) to add any provision that provides additional rights to the Holders or (D) to ensure that the Trust or one or more Beneficiaries or Holders are not classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes as evidenced by an Opinion of Counsel; provided that, in each case, such amendment will not, in the good faith judgment of the parties thereto, materially and adversely affect the interest of any Holder or
(ii) for any other purpose provided that an Opinion of Counsel is delivered to the Trustee to the effect that such amendment or supplement will not materially and adversely affect the interest of any Holder.

       (c) Any amendment or modification effected contrary to the provisions of this Section shall be void.

       Section 6.03. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

       Section 6.04. RELATIONSHIP OF THIS AGREEMENT TO OTHER TRUST DOCUMENTS. Unless the context otherwise requires, this Agreement and the other Trust Documents shall be interpreted so as to give full effect to all provisions hereof and thereof. In the event of any actual conflict between the provisions of this Agreement and (i) the Trust Agreement with respect to the servicing any Trust Assets, the provisions of this Agreement shall prevail, and (ii) any Servicing Supplement with respect to the servicing of Related Trust Assets, the provisions of the Servicing Supplement shall control.

       Section 6.05. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or facsimile transmission, and addressed in each case as follows: (i) if to the Servicer, at 700 Van Ness Avenue, Torrance, California

90501 (telecopier no. (310) 787-3910), Attention: President; (ii) if to Honda Titling A L.P., at 700 Van Ness Avenue, Torrance, California 90501 (telecopier no. (310) 787-3910), Attention: General Partner; (iii) if to Honda Titling B L.P., at 700 Van Ness Avenue, Torrance, California 90501 (telecopier no. (310) 787-3910), Attention: General Partner; (iv) if to the Trustee, at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: Honda Lease Trust; (v) if to the Trust, at the Trust Office (telecopier no. (310) 787-3910), Attention: Honda Lease Trust; or (vi) with respect to any of the foregoing Persons, at such other address or telecopier number as shall be designated by such Person in a written notice to the other parties hereto. Delivery shall occur only upon receipt or rejected tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder. A copy of all notices to the Trustee shall be delivered to the Trust Agent.

       Section 6.06. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Servicing Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, as supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or such Servicing Supplement.

       Section 6.07. INSPECTION AND AUDIT RIGHTS. The Servicer agrees that, on reasonable prior notice, it will permit any representative or designee of the Trustee or the Related Beneficiary, during the normal business hours of the Servicer, to examine all books of account, records, reports and other papers of the Servicer relating to the Trust Assets, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee or such Related Beneficiary and to discuss the affairs, finances and accounts relating to the Trust Assets with its officers employees, all at such reasonable times and as often as may be reasonably requested. Such rights shall include, but shall not be limited to, any offsite storage facilities at which any data (including, without limitation, computerized records), together with all operating software and appropriate documentation, may be held. The Trustee and each Beneficiary agrees to keep confidential all confidential information of the Servicer acquired during any such examination as if such information were its own confidential information, except to the extent necessary, for the purposes of this Agreement. Any expense incident to the exercise by the Trustee or a Related Beneficiary of any right under this Section shall be paid as a Trust Expense of the relevant Sub-Trust or Sub-Trusts, as applicable.

       Section 6.08. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

       Section 6.09. TABLE OF CONTENTS AND HEADINGS. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

       Section 6.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

       Section 6.11. FURTHER ASSURANCES. Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

       Section 6.12. THIRD-PARTY BENEFICIARIES. The Related Beneficiary, the related Holders and any other Persons designated as such in a Servicing Supplement shall be third party beneficiaries of this Agreement, as supplemented by such Servicing Supplement. The UTI Holders are third party beneficiaries of this Agreement. Except as otherwise provided in this Agreement or a Servicing Supplement, no other Person will have any rights hereunder.

       Section 6.13. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under this Agreement or any Servicing Supplement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and the Servicing Supplements are cumulative and not exhaustive of any rights, remedies, powers and privileges provided at law, in equity or otherwise.

       Section 6.14. NO PETITION. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitization have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or of a Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or State bankruptcy or similar law. This Section shall survive the complete or partial termination of this Agreement or the complete or partial resignation or removal of the Servicer.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICAN HONDA FINANCE CORPORATION, as
                                        Servicer

                                        By:       /s/ Y. KOHAMA
                                             ----------------------------
                                             Name:  Y. Kohama
                                             Title:    President

                                        HONDA LEASE TRUST

                                        By:  HVT, INC.,
                                             as Trustee of the Honda Lease Trust

                                        By:       /s/ MELISSA A. ROSAL
                                             ----------------------------
                                             Name:  Melissa A. Rosal
                                             Title:    Vice President

                                        HONDA TITLING A L.P.,
                                          as UTI Beneficiary

                                        By:  HONDA TITLING A LLC,
                                             general partner

                                        By:       /s/ Y. KOHAMA
                                             ----------------------------
                                             Name:  Y. Kohama
                                             Title:    President

                                        HONDA TITLING B L.P.,
                                          as UTI Beneficiary

                                        By:  HONDA TITLING B LLC,
                                             general partner

                                        By:       /s/ Y. KOHAMA
                                             ----------------------------
                                             Name:  Y. Kohama
                                             Title:    President

                                                                    SCHEDULE I

                              LEASE DOCUMENT LOCATIONS

American Honda Finance Corporation
21041 South Western Avenue, Suite 200
Torrance, California 90501

American Honda Finance Corporation
1335 Northmeadow Parkway, Suite 100
Roswell, Georgia 30076

American Honda Finance Corporation
8505 Freeport Parkway, Suite 600
Irving, Texas 75063

American Honda Finance Corporation
8505 Freeport Parkway, Suite 625
Irving, Texas 75063

American Honda Finance Corporation
470 Granby Road, Suite 2
South Hadley, Massachusetts 01075

American Honda Finance Corporation
601 Campus Drive, Suite C-7
Arlington Heights, Illinois 60004

American Honda Finance Corporation
2680 Bishop Drive, Suite 100
San Ramon, California 94583

American Honda Finance Corporation
8514 McAlpine Park Dr., Suite 100
Charlotte, North Carolina 28211

American Honda Finance Corporation
200 Continental Drive, Suite 301
Newark, Delaware 19713

American Honda Finance Corporation
700 Van Ness Avenue, Building 300
Torrance, California 90501

American Honda Finance Corporation
1919 Torrance Boulevard
Torrance, California 90501

                                                                     EXHIBIT A
                          LEASED VEHICLE POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that HVT, Inc., a Delaware corporation located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, as trustee (the "Grantor"), of Honda Lease Trust, a Delaware business trust (the "Trust"), does hereby appoint American Honda Finance Corporation, a California corporation located at 700 Van Ness Avenue, Torrance, California 90501 (the "Grantee"), as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Trust, to take the following actions from time to time with respect to the motor vehicles referred to as "Leased Vehicles" in the Servicing Agreement, dated as of April 1, 1998 (the "Servicing Agreement"), among the Trust, Honda Titling A L.P., a Delaware limited partnership ("HTA LP"), and Honda Titling B L.P., a Delaware limited partnership ("HTB LP"), as initial beneficiaries (the "UTI Beneficiaries"), and the Grantee, such Leased Vehicles being more particularly described in the currently effective "Schedule of Leases and Leased Vehicles", as defined in the Trust Agreement described below (such motor vehicles, the "Leased Vehicles"), a copy of which "Schedule of Leases and Leased Vehicles" is maintained by the Grantee and is incorporated herein by this reference as though fully set forth herein, for the purpose of enabling the Grantee in the name of the Grantor or the Trust to transfer, liquidate or dispose of the Leased Vehicles, upon such terms and conditions as the Grantee deems advisable, namely to:

               (i) sign the Grantor's or the Trust's name to any bills of sale, certificates of title, assignments of title, transfers of title or registration, applications for title or registration, applications for transfer of title or registration, notices of sale, odometer statements or similar forms with respect to any of the Leased Vehicles; and

               (ii) execute and deliver any and all instruments and take any and all further action in the name of or on behalf of the Grantor or the Trust as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

       The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the transfer of the Leased Vehicles and the Grantor hereby ratifies and confirms any and all lawful acts that the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

       This Power of Attorney is revocable in whole or in part as to the powers herein granted with respect to the Leased Vehicles related to one or more Sub-Trusts (as defined in the Trust Agreement described below) upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire, completely or, if so indicated, in part, upon the earlier of (i) the termination of the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Trust Agreement"), among HTA LP and HTB LP, as grantors and UTI Beneficiaries, Grantee, as servicer (the "Servicer"), Grantor, as trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, and for certain limited purposes only, U.S. Bank National Association, as trust agent, and (ii) the termination of the Servicing Agreement

(completely or with regard to the Servicer's servicing obligations with regard to one or more sub-trusts), as each may be amended, modified or supplemented from time to time.

       This Power of Attorney shall be created under and governed and construed under the internal laws of the State of California.

       The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

       Dated this _________ day of __________, ____.


                                        HVT, INC.,
                                          as Trustee of the Honda Lease Trust

                                        By:
                                             ------------------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT B

                             FILINGS POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that HVT, Inc., a Delaware corporation located at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 as trustee (the "Grantor"), of Honda Lease Trust, a Delaware business trust (the "Trust"), does hereby appoint American Honda Finance Corporation, a California corporation, located at 700 Van Ness Avenue, Torrance, California 90501 (the "Grantee"), as its attorney-in-fact, with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Trust, to take the following actions from time to time with respect to certain filings referred to in the Servicing Agreement, dated as of April 1, 1998 (the "Servicing Agreement"), among the Trust, Honda Titling A L.P., a Delaware limited partnership ("HTA LP"), and Honda Titling B L.P., a Delaware limited partnership ("HTB LP"), as initial beneficiaries (the "UTI Beneficiaries"), and the Grantee, for the purposes of enabling the Grantee in the name of the Grantor or the Trust to:

               (i) sign the Grantor's or the Trust's name to any (A) periodic sales and use or property (real or personal) tax reports, (B) periodic renewals of licenses and permits, (C) periodic renewals of qualification to act as a trust and a business trust or (D) other periodic governmental filings, registrations, returns or approvals (collectively, "Filings") arising with respect to or required of the Grantor or the Trust; and

               (ii) identify any surety bonds or other ancillary undertakings required of the Grantor or the Trust in respect of any Filing, execute and deliver any and all instruments and take any and all further action in the name of and on behalf of the Grantor or the Trust as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

       The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect such Filings and the payment of such fees, costs and taxes as necessary to complete these actions and the Grantor hereby ratifies and confirms any and all lawful acts that the Grantee shall do pursuant to and in conformity with this Power of Attorney.

       This Power of Attorney is revocable in whole or in part as to the powers herein granted with respect to the Filings related to one or more Sub-Trusts (as defined in the Trust Agreement described below) upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire, completely or, if so indicated, in part, upon the earlier of (i) the termination of the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Trust Agreement") among HTA LP and HTB LP, as grantors and UTI Beneficiaries, the Grantee, as servicer (the "Servicer"), the Grantor, as trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, and for certain limited purposes only, U.S. Bank National Association, as trust agent, and (ii) the termination of the Servicing Agreement (completely or with regard to the Servicer's servicing obligations with regard to one or more sub-trusts) as each may be amended, modified or supplemented from time to time.

       This Power of Attorney shall be created under and governed and construed under the internal laws of the State of California.

       The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

       Dated this _________ day of __________, ____.

                                        HVT, INC.,
                                          as Trustee of the Honda Lease Trust

                                        By:
                                           ---------------------------------
                                             Name:
                                             Title:


                                 B-2